SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2004
                                                         -----------------


                             HARLEYSVILLE GROUP INC.
             -------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Delaware                         0-14697            51-0241172
---------------------------        --------            ----------
(State or other jurisdiction       (Commission        (IRS Employer
  of incorporation)               File Number)       Identification No.)


355  Maple  Avenue,  Harleysville,  Pennsylvania           19438
--------------------------------------------            ---------
   (Address of principal executive offices)              (Zip Code)


                                 (215) 256-5000
               ---------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Item  5.     Other  Events
------       ------------

     On February 5, 2004, the boards of directors of Harleysville Mutual Insurance Company and Harleysville Group Inc. issued a press release announcing that Michael L. Browne has been elected chief executive officer and president of Harleysville Mutual and chief executive officer of Harleysville Group. The boards also announced the election of William W. Scranton III as non-executive chairman of the board for the Harleysville companies.

The  information  concerning  these  elections  follows:

HARLEYSVILLE  INSURANCE  BOARDS  NAME  MICHAEL  L.  BROWNE  CEO;
WILLIAM  W.  SCRANTON  III  NAMED  CHAIRMAN

HARLEYSVILLE, PA-February 5, 2004-The boards of directors of Harleysville Mutual Insurance Company and Harleysville Group Inc. (Nasdaq: HGIC) announced today that Michael L. Browne has been elected chief executive officer and president of Harleysville Mutual and chief executive officer of Harleysville Group. The boards also announced they had elected William W. Scranton III as non-executive chairman of the board for the Harleysville companies.
     Browne had served as Harleysville's non-executive chairman since October 1, 2003, when the boards announced the retirement of former chairman and chief executive officer Walter R. Bateman.
     "Michael Browne brings to this post a unique blend of strong management skills, diverse insurance industry experience and broad knowledge of the Harleysville organization," said Scranton, who has served as a director of Harleysville Mutual since 1999. "During his tenure as Harleysville's chairman, our directors have witnessed firsthand his strengths as a team builder and a decisive leader. He has been actively involved in the steps this organization has taken during the last three quarters to strengthen our management team in key areas, specifically claims, personal lines and our overall insurance operations, as we work to put the results of last year behind us. He also has a clear sense of the issues we must address in the near term to return the company to a course of superior performance and profitable growth. Our directors were unanimous in their support of Michael's election to the CEO post."
     In accepting the appointment, Browne said, "I am deeply honored to have been selected for this important position and I look forward to guiding the company back to the historic levels of outstanding performance that our employees, investors, agents and policyholders have come to expect. I see in Harleysville and its people the desire and capabilities to return Harleysville to an industry leadership position, and to put the recent issues behind us. However, we are not there yet. We have made some organizational changes in recent months, and one of my first tasks will be to work with our senior management team to ensure that we are properly focused on our priority areas."
     Prior to his appointment as CEO, Browne was head of the international insurance practice group at the law firm of Reed Smith, LLP, in Philadelphia, a position he had held since 2001. Browne joined Reed Smith as a partner in 1983, and he served as managing partner of its Delaware Valley regional offices from 1993 through 2000. As managing partner at Reed Smith, Browne guided 12-fold growth in profits at the firm's Delaware Valley offices, which included operations in Philadelphia, New Jersey, New York and Delaware. He also managed the firm's expansion efforts and start-up of three offices in two states, and played a leading role in Reed Smith's successful acquisition of a 60-solicitor law firm in the United Kingdom. Browne was insurance commissioner of the Commonwealth of Pennsylvania from 1980 to 1983. He has been a director of Harleysville Group since the company's initial public offering in 1986. Browne earned a bachelor's degree from Princeton University and a juris doctor from the University of Pennsylvania School of Law. He is a member of the Pennsylvania Bar and he serves on the board of trustees of Temple University. Browne's military experience includes service as an infantry officer in Vietnam-he was decorated with the Bronze Star for valor-and he attained the rank of Captain in the United States Marine Corps Reserve.

     Scranton currently oversees the Scranton Family Office, Scranton, Pa., which is involved in investment management and civic initiatives. Before that, he was the president of three consumer marketing companies in the San Francisco area. Scranton also served as lieutenant governor of Pennsylvania from 1979 to 1987, during which time he developed and implemented the state's first energy policy and created the Pennsylvania Energy Development Authority. Prior to his public service, he managed a newspaper publishing business and a specialty fibers company, both in northeastern Pennsylvania. During his tenure on Harleysville Mutual's board, Scranton has served as a member of the board's audit, corporate strategy and nominating committees. He chairs the boards of the Willary Foundation, Allied Services Foundation and Rehabilitation Hospital, and co-chairs the Great Valley Technology Alliance. He serves on the boards of the Northeast Regional Cancer Institute, the Scranton Cultural Center and the Scranton Area Foundation. Scranton earned a bachelor's degree from Yale University.
     Recognized as "Good people to know" in the markets it serves, Harleysville Insurance is a premier provider of insurance products and services for small businesses and individuals, and ranks among the top 60 U.S. property/casualty insurance groups based on net written premiums. Harleysville Mutual owns 57 percent of Harleysville Group (Nasdaq: HGIC), a publicly traded holding company for nine regional property/casualty insurance companies collectively rated A (Excellent) by A.M. Best Company. Harleysville Insurance, which distributes its products exclusively through independent insurance agencies, currently operates in 32 Eastern and Midwestern states. Further information can be found on the company's Web site at www.harleysvillegroup.com.

                                      #####

Certain of the statements contained herein (other than statements of historical facts) are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. These forward-looking statements are subject to change and uncertainty that are, in many instances, beyond the company's control and have been made based upon management's expectations and beliefs concerning future developments and their potential effect on Harleysville Group Inc. There can be no assurance that future developments will be in accordance with management's expectations so that the effect of future developments on Harleysville Group will be those anticipated by management. Actual financial results including premium growth and underwriting results could differ materially from those anticipated by Harleysville Group depending on the outcome of certain factors, which may include changes in property and casualty loss trends and reserves; catastrophe losses; the insurance product pricing environment; changes in applicable law; government regulation and changes therein that may impede the ability to charge adequate rates; changes in accounting principles; performance of the financial markets; fluctuations in interest rates; availability and price of reinsurance; and the status of the labor markets in which the company operates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARLEYSVILLE GROUP INC.
                                           Registrant




                                            /s/Roger A. Brown
February 5, 2004                          -----------------------------
                                           Roger A. Brown
                                          Senior Vice President, Secretary
                                          & General Counsel